Exhibit 99.1

Pluralsight Announces First Quarter 2020 Results

Silicon Slopes, Utah - April 29, 2020 - Pluralsight, Inc. (NASDAQ: PS), the enterprise technology skills company, today announced financial results for the first quarter ended March 31, 2020.
“We went into the year with overall strength in the business prior to hitting the pandemic headwinds.  We have moved aggressively with our cost structure to preserve balance sheet flexibility while investing in our product, which the world needs now more than ever,” said Aaron Skonnard, co-founder and CEO of Pluralsight. “During this time of uncertainty, we believe companies that invest in technology skills development give themselves the chance to rebound stronger as we emerge from this pandemic.  As a result of focusing on our customer’s immediate needs and partnering to problem solve, we expect that in the long term all of our stakeholders will benefit."
First Quarter Financial Highlights

•	Billings - Q1 2020 billings were $90.3 million, an increase of 16% period over period. Q1 2020 billings from business customers were $80.5 million, an increase of 20% period over period.

•	Revenue - Q1 2020 revenue was $92.6 million, an increase of 33% period over period.

•	Gross margin - Q1 2020 gross margin was 79%, compared to 76% in Q1 2019. Q1 2020 non-GAAP gross margin was 81%, compared to 77% in Q1 2019.

•	Net loss per share - GAAP net loss per share for Q1 2020 was $0.34, compared to $0.25 in Q1 2019. Adjusted pro forma net loss per share for Q1 2020 was $0.09, compared to $0.07 in Q1 2019.

•	Cash flows - Cash provided by operations was $18.3 million for Q1 2020, compared to $5.5 million in Q1 2019. Free cash flow was $2.7 million for Q1 2020, compared to $2.5 million in Q1 2019.
For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.
Financial Outlook
The following forward-looking statements reflect Pluralsight's expectations as of April 29, 2020.
Second Quarter 2020 Guidance

•	Revenue is expected to be in the range of $87.5 million to $89 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.11 to $0.13, assuming weighted-average shares outstanding of approximately 142 million.
Full Year 2020 Guidance

•	Revenue is expected to be in the range of $365 million to $390 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.31 to $0.44, assuming weighted-average shares outstanding of approximately 143 million.

Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, amortization of debt discount and issuance costs, and, as applicable, other special items, which may be significant. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for expectations of adjusted pro forma net loss per share is not available without unreasonable effort.
Pluralsight’s guidance for the second quarter and full year 2020 reflects its expectations for the periods after taking into account the impact of COVID-19. However, the crisis that this pandemic has created is very fluid, and the situation is constantly evolving. As such, Pluralsight’s actual results may differ materially from such guidance based on a variety of factors, including Pluralsight’s ability to execute its business during this crisis, the impact of the crisis on Pluralsight’s suppliers, customers and partners, governmental action taken in response to COVID-19, and other factors.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its first quarter 2020 results and outlook for its second quarter and full year 2020, today at 2:30 p.m. Mountain Time (4:30 p.m. Eastern Time).

Date:	April 29, 2020
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 6975177
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 6975177.
About Pluralsight
Pluralsight is an enterprise technology skills platform that delivers a unified, end-to-end learning experience for businesses across the globe. Through a subscription service, companies are empowered to move at the speed of technology, increasing proficiency, innovation, and efficiency. Founded in 2004 and trusted by Fortune 500 companies, Pluralsight provides customers with on-demand access to a digital ecosystem of learning tools, including adaptive skill tests, directed learning paths, expert-authored courses, interactive labs and analytics. For more information, visit pluralsight.com.
Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including the quotations of management and statements regarding our future financial and operating performance, and our financial outlook for the second quarter and full year 2020. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: our ability to attract and retain customers; our ability to expand our course library and develop new platform features; the demand for, and market acceptance of our platform; competition; our ability to improve sales management and execution; our expectations of the potential impact the COVID-19 pandemic may have on our business; and other market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K/A filed with the SEC on March 2, 2020 and in our quarterly report on Form 10-Q filed with the SEC on April 29, 2020, which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows, less the change in contract assets and unbilled accounts receivable in the period. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both new and existing customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share, and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.

Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.
Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating expenses. We define non-GAAP operating expenses as operating expenses less equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions, and, as applicable, other special items.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, and, as applicable, other special items.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, amortization of debt discount and issuance costs, and, as applicable, other special items. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash provided by operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2020	2019

Revenue	$92,646	$69,617
Cost of revenue(1)(2)	19,008	16,712
Gross profit	73,638	52,905
Operating expenses(1)(2):
Sales and marketing	62,415	44,171
Technology and content	30,144	20,271
General and administrative	23,371	22,191
Total operating expenses	115,930	86,633
Loss from operations	(42,292)	(33,728)
Other income (expense):
Interest expense	(7,149)	(1,678)
Other income, net	2,170	1,676
Loss before income taxes	(47,271)	(33,730)
Provision for income taxes	(242)	(154)
Net loss	$(47,513)	$(33,884)
Less: Net loss attributable to non-controlling interests	(12,194)	(14,809)
Net loss attributable to Pluralsight, Inc.	$(35,319)	$(19,075)
Net loss per share, basic and diluted(3)	$(0.34)	$(0.25)
Weighted-average shares of Class A common stock used in computing basic and diluted net loss per share	104,631	75,927
(1) Includes equity-based compensation as follows:

	Three Months Ended March 31,
	2020	2019

Cost of revenue	$270	$84
Sales and marketing	9,522	6,276
Technology and content	6,336	3,710
General and administrative	9,450	10,198
Total equity-based compensation	$25,578	$20,268
(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended March 31,
	2020	2019

Cost of revenue	$1,209	$525
Sales and marketing	50	—
Technology and content	176	177
Total amortization of acquired intangible assets	$1,435	$702

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended March 31,
	2020	2019

Billings	$90,278	$77,928
Billings from business customers	$80,472	$67,156
% of billings from business customers	89%	86%

Non-GAAP Financial Measures

	Three Months Ended March 31,
	2020	2019

Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$73,638	$52,905
Equity-based compensation	270	84
Amortization of acquired intangible assets	1,209	525
Employer payroll taxes on employee stock transactions	17	3
Non-GAAP gross profit	$75,134	$53,517
Gross margin	79%	76%
Non-GAAP gross margin	81%	77%

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(dollars in thousands)
(unaudited)

	Three Months Ended March 31,
	2020	2019

Reconciliation of operating expenses to non-GAAP operating expenses:
Sales and marketing	$62,415	$44,171
Less: Equity-based compensation	(9,522)	(6,276)
Less: Amortization of acquired intangible assets	(50)	—
Less: Employer payroll taxes on employee stock transactions	(492)	(608)
Non-GAAP sales and marketing	$52,351	$37,287
Sales and marketing as a percentage of revenue	67%	63%
Non-GAAP sales and marketing as a percentage of revenue	57%	54%

Technology and content	$30,144	$20,271
Less: Equity-based compensation	(6,336)	(3,710)
Less: Amortization of acquired intangible assets	(176)	(177)
Less: Employer payroll taxes on employee stock transactions	(471)	(480)
Non-GAAP technology and content	$23,161	$15,904
Technology and content as a percentage of revenue	33%	29%
Non-GAAP technology and content as a percentage of revenue	25%	23%

General and administrative	$23,371	$22,191
Less: Equity-based compensation	(9,450)	(10,198)
Less: Employer payroll taxes on employee stock transactions	(398)	(353)
Less: Secondary offering costs	—	(918)
Non-GAAP general and administrative	$13,523	$10,722
General and administrative as a percentage of revenue	25%	32%
Non-GAAP general and administrative as a percentage of revenue	15%	15%
Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(42,292)	$(33,728)
Equity-based compensation	25,578	20,268
Amortization of acquired intangible assets	1,435	702
Employer payroll taxes on employee stock transactions	1,378	1,444
Secondary offering costs	—	918
Non-GAAP operating loss	$(13,901)	$(10,396)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2020	2019

Adjusted pro forma net loss per share
Numerator:
Net loss attributable to Pluralsight, Inc.	$(35,319)	$(19,075)
Net loss attributable to non-controlling interests	(12,194)	(14,809)
Equity-based compensation	25,578	20,268
Amortization of acquired intangibles	1,435	702
Employer payroll taxes on employee stock transactions	1,378	1,444
Secondary offering costs	—	918
Amortization of debt discount and issuance costs	6,591	1,545
Adjusted pro forma net loss	$(12,531)	$(9,007)
Denominator:
Weighted-average shares of Class A common stock outstanding	104,631	75,927
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	36,133	58,949
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	140,764	134,876
Adjusted pro forma net loss per share	$(0.09)	$(0.07)

Reconciliation of net cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$18,295	$5,536
Less: Purchases of property and equipment	(13,894)	(2,133)
Less: Purchases of content library	(1,680)	(937)
Free cash flow	$2,721	$2,466

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2020	December 31, 2019

Assets
Current assets:
Cash and cash equivalents	$94,476	$90,515
Short-term investments	311,684	332,234
Accounts receivable, net	61,208	101,576
Deferred contract acquisition costs	17,796	18,331
Prepaid expenses and other current assets	13,957	14,174
Total current assets	499,121	556,830
Restricted cash and cash equivalents	24,431	28,916
Long-term investments	126,214	105,805
Property and equipment, net	35,401	22,896
Right-of-use assets	13,912	15,804
Content library, net	9,777	8,958
Intangible assets, net	21,204	22,631
Goodwill	262,532	262,532
Deferred contract acquisition costs, noncurrent	5,937	5,982
Other assets	1,771	1,599
Total assets	$1,000,300	$1,031,953
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$7,770	$10,615
Accrued expenses	35,595	40,703
Accrued author fees	11,596	11,694
Lease liabilities	4,532	5,752
Deferred revenue	214,505	215,137
Total current liabilities	273,998	283,901
Deferred revenue, noncurrent	17,416	19,517
Convertible senior notes, net	476,819	470,228
Lease liabilities, noncurrent	10,058	11,167
Other liabilities	859	980
Total liabilities	779,150	785,793
Stockholders' equity:
Preferred stock	—	—
Class A common stock	11	10
Class B common stock	2	2
Class C common stock	1	1
Additional paid-in capital	659,480	641,128
Accumulated other comprehensive (loss) income	(1,102)	225
Accumulated deficit	(493,700)	(458,381)
Total stockholders’ equity attributable to Pluralsight, Inc.	164,692	182,985
Non-controlling interests	56,458	63,175
Total stockholders’ equity	221,150	246,160
Total liabilities and stockholders' equity	$1,000,300	$1,031,953

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2020	2019

Operating activities
Net loss	$(47,513)	$(33,884)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation of property and equipment	2,643	2,247
Amortization of acquired intangible assets	1,435	702
Amortization of course creation costs	761	579
Equity-based compensation	25,578	20,268
Amortization of deferred contract acquisition costs	6,451	5,867
Amortization of debt discount and issuance costs	6,591	1,545
Investment discount and premium amortization, net	(376)	—
Other	661	25
Changes in assets and liabilities:
Accounts receivable	39,200	11,392
Deferred contract acquisition costs	(5,871)	(5,851)
Prepaid expenses and other assets	286	(1,801)
Right-of-use assets	1,490	1,284
Accounts payable	(2,467)	1,035
Accrued expenses and other liabilities	(6,331)	(5,159)
Accrued author fees	(98)	735
Lease liabilities	(1,925)	(1,736)
Deferred revenue	(2,220)	8,288
Net cash provided by operating activities	18,295	5,536
Investing activities
Purchases of property and equipment	(13,894)	(2,133)
Purchases of content library	(1,680)	(937)
Purchases of investments	(161,862)	—
Proceeds from maturities of investments	160,535	—
Net cash used in investing activities	(16,901)	(3,070)
Financing activities
Proceeds from issuance of common stock from employee equity plans	699	2,621
Taxes paid related to net share settlement	(2,350)	—
Proceeds from issuance of convertible senior notes, net of discount and issuance costs	—	617,663
Purchase of capped calls related to issuance of convertible senior notes	—	(69,432)
Net cash (used in) provided by financing activities	(1,651)	550,852
Effect of exchange rate changes on cash, cash equivalents, and restricted cash and cash equivalents	(267)	26
Net (decrease) increase in cash, cash equivalents, and restricted cash and cash equivalents	(524)	553,344
Cash, cash equivalents, and restricted cash and cash equivalents, beginning of period	119,431	211,071
Cash, cash equivalents, and restricted cash and cash equivalents, end of period	$118,907	$764,415

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
ir@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com